UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 19, 2005


                       NATIONAL SEMICONDUCTOR CORPORATION
             (Exact name of registrant as specified in its charter)

DELAWARE                            1-6453                95-2095071
--------                            ------                ----------
(State of Incorporation)            (Commission           (I.R.S. Employer
                                    File Number)          Identification Number)


                    2900 SEMICONDUCTOR DRIVE, P.O. BOX 58090
                       SANTA CLARA, CALIFORNIA 95052-8090
                       ----------------------------------
                    (Address of Principal Executive Offices)

                                 (408) 721-5000

              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

NATIONAL SEMICONDUCTOR CORPORATION

Table of Contents


                                                                            Page
                                                                            ----

Section 1 - Registrant's Business and Operations
------------------------------------------------

Item 1.01       Entry into a Material Definitive Agreement                  3


Section 5 - Corporate Governance and Management
-----------------------------------------------

Item 5.03       Amendments to Articles of Incorporation or Bylaws;
                Change in Fiscal Year                                       3


Section 9  -  Financial Statements and Exhibits
-----------------------------------------------

Item 9.01       Financial Statements and Exhibits                           8

Exhibits:

          3.2  Bylaws of the Company

          10.1 Management  Contract or Compensatory Plan or Arrangement:
               Fiscal Year 2006 Executive Officer Incentive Plan Agreement

          10.2 Management Contract or Compensatory Plan or Arrangement:
               Amended and Restated Restricted Stock Plan

          10.3 Management Contract or Compensatory Plan or Arrangement:
               Form of Restricted Stock Unit Grant Agreement

          10.4 Management Contract or Compensatory Plan or Arrangement:
               Form of Restricted Stock Grant Agreement


Signature                                                                   9

NATIONAL SEMICONDUCTOR CORPORATION

Item 1.01      ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

          a. The stockholders of National Semiconductor Corporation ("National" or the "Company") approved the Executive Officer Incentive Plan, as amended ("EOIP") at the Company's annual meeting of stockholders held on October 1, 2004. A copy of the EOIP was filed with the SEC with the Company's 2004 Form 10-K. Under SEC rules, the EOIP is considered a material agreement of the Company. The EOIP is administered each fiscal year with an agreement that is effective for that fiscal year. On July 19, 2005, the Compensation Committee (the "Committee") of the Company's Board of Directors approved the form of the EOIP Agreement effective for fiscal year 2006. A copy of the FY06 EOIP Agreement is attached hereto as Exhibit 10.1. In administering the EOIP and determining incentives for fiscal year 2005, the Committee decided on July 19, 2005 to approve an incentive for Suneil Parulekar, who served as Senior Vice President, Analog Products Group during fiscal 2005, in excess of the amount permitted by the terms of the EOIP. The Committee made this decision based on Mr. Parulekar's leadership of the Analog Products Group, which performed extremely well during the fiscal year and contributed significantly to the Company's overall financial performance.

          b. The Company has a Restricted Stock Plan which authorizes grants of restricted stock to non-officer employees. The Restricted
               Stock Plan is considered a material agreement of the Company under SEC rules. On July 20, 2005, the Board of Directors amended the Restricted Stock Plan to, inter alia, allow for grants of restricted stock units under the Restricted Stock Plan. A copy of the Amended and Restated Restricted Stock Plan is attached hereto as Exhibit 10.2. In connection with the plan amendments, the Compensation Committee of the Board of Directors approved the form of the restricted stock unit grant agreement and revisions to the form of the restricted grant agreement. A copy of the form of restricted stock unit grant agreement is attached hereto as
               Exhibit 10.3 and a copy of the form of the revised restricted stock grant agreement is attached hereto as Exhibit 10.4.

          c. The Committee determined on July 19, 2005 to increase the salary of Lewis Chew, Senior Vice President, Finance and Chief Financial Officer, to $400,000 effective July 24, 2005. Under SEC rules, salary adjustments for certain of the Company's executive officers constitute material agreements of the Company.

Item 5.03      AMENDMENTS TO ARTICLES OF  INCORPORATION  OR BYLAWS,  CHANGE IN
               FISCAL YEAR

          a. The Company's Board of Directors has amended the Bylaws of the Company effective July 20, 2005. Article IV, Section 3 previously read as follows:

               Section 3. Duties of Officers. In addition to those duties that may from time to time be delegated to them by the board of directors, the officers of the corporation shall have the following duties:

                    (a) Chairman of the Board. The chairman of the board shall preside at all meetings of the stockholders and of the board of directors at which he is present, shall be ex-officio a member of all committees formed by the board of directors and shall have such other duties and powers as the board of directors may prescribe.

                    (b) President.  The president  shall be the chief  executive officer of the corporation, shall have general and active management of the business of the corporation, shall see that all orders and resolutions of the board of directors are carried into effect, and, in the absence or nonelection of the chairman of the board of directors, shall preside at all meetings of the stockholders and the board of directors at which he is present if he is also a director. The president also shall execute bonds, mortgages, and other contracts requiring a seal under the seal of the corporation, except where required or permitted by law to be otherwise signed and executed and except where the signing and execution thereof shall be delegated expressly by the board of directors to some other officer or agent of the corporation and shall have such other powers and duties as the board of directors may prescribe.

                    (c) Group President. The group president or group presidents, if any, shall have general and active management of the group for which they are designated as president by the board of directors and shall have such other duties and powers as vice-presidents or as the board of directors or the president may prescribe.

                    (d) Vice-President. The vice-president or vice-presidents, if any, shall have such duties and powers as the board of directors or the president may prescribe. In the absence of the president or in the event of his inability or refusal to act, the group president or vice president, if any, or if there be more than one, the group presidents or vice-presidents, in the order designated by the board of directors, or, in the absence of such designation, then in the order of their election, shall perform the duties and exercise the powers of the president.

                    (e) Secretaries and Assistant Secretaries. The secretary shall record the proceedings of all meetings of the stockholders and all meetings of the board of directors in books to be kept for that purpose, shall perform like duties for the standing committees when required, and shall give, or cause to be given, call and/or notices of all meetings of the stockholders and meetings of the board of directors in accordance with these by-laws. The secretary also shall have custody of the corporate seal of the corporation, affix the seal to any instrument requiring it and attest thereto when authorized by the board of directors or the president, and shall have such other duties and powers as the board of directors may prescribe.

                    The  assistant  secretary,  if any, or if there be more than one, the assistant secretaries, in the order designated by the board of directors, or, if there be no such designation, then in order of their election, shall, in the absence of the secretary or in the event of his inability or refusal to act, perform the duties and exercise the powers of the secretary and shall have such other duties and powers as the board of directors may prescribe.

                    In the absence of the secretary or an assistant secretary at a  meeting  of the  stockholders  or the board of  directors,  an acting secretary shall be chosen by the stockholders or directors, as the case may be, to exercise the duties of the secretary at such meeting.

                    In the absence of the secretary or an assistant secretary or in the event of the inability or refusal of the secretary or an assistant secretary to give, or cause to be given, any call and/or notice required by law or these by-laws, any such call and/or notice may be given by any person so directed by the board of directors, the president or stockholders, upon whose requisition the meeting is called in accordance with these by-laws.

                    (f) Treasurer and Assistant  Treasurer.  The treasurer shall have the custody of the corporate funds and securities, shall keep full and accurate accounts of receipts and disbursements in books belonging to the corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the corporation in such depositories as may be designated by the board of directors. The treasurer shall also disburse the funds of the corporation as may be ordered by the board of directors, taking proper vouchers for such disbursements, shall render to the board of directors, when the board of directors so requires, an account of all his transactions as treasurer and of the financial condition of the corporation, and shall have such other duties and powers as the board of directors may prescribe. If required by the board of directors, the treasurer shall give the corporation a bond, which shall be renewed every six years, in such sum and with such surety or sureties as shall be satisfactory to the board of directors for the faithful performance of the duties of his office and for the restoration to the corporation, in case of his death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the corporation.

                    The  assistant  treasurer,  if any, or if there be more than one, the assistant treasurers in the order designated by the board of directors, or, in the absence of such designation, then in the order of their election, shall, in the absence of the treasurer or in the event of his inability or refusal to act, perform the duties and exercise the powers of the treasurer and shall have such other duties and powers as the board of directors may prescribe.

                    (g) Other Officers. Any other officer shall have such powers and duties as the board of directors may prescribe.


               As amended, Article IV, Section 3 now reads:

               Section 3. Duties of Officers. In addition to those duties that may from time to time be delegated to them by the board of directors, the officers of the corporation shall have the following duties:

                    (a) Chairman of the Board. The chairman of the board shall preside at all meetings of the stockholders and of the board of directors at which he is present, shall be ex-officio a member of all committees formed by the board of directors and shall have such other duties and powers as the board of directors may prescribe.

                    (b) Chief Executive Officer.  The chief executive officer of the corporation shall have general and active management of the business of the corporation, shall see that all orders and resolutions of the board of directors are carried into effect, and, in the absence or nonelection of the chairman of the board of directors, shall preside at all meetings of the stockholders and the board of directors at which he is present if he is also a director. The chief executive officer also shall execute bonds, mortgages, and other contracts requiring a seal under the seal of the corporation, except where required or permitted by law to be otherwise signed and executed and except where the signing and execution thereof shall be delegated expressly by the board of directors to some other officer or agent of the corporation and shall have such other powers and duties as the board of directors may prescribe.

                    (c) President. Unless the board of directors expressly designates another officer as chief executive officer, the president shall be the chief executive officer of the corporation and shall perform the duties and exercise the powers of the chief executive officer. If the president is not the chief executive officer, in the absence of the chief executive officer or in the event of his inability or refusal to act, the president shall perform the duties and exercise the powers of the chief executive officer. The president shall otherwise have such other duties and powers as the board of directors may prescribe.

                    (d) Group President. The group president or group presidents, if any, shall have general and active management of the group for which they are designated as president by the board of directors and shall have such other duties and powers as vice-presidents or as the board of directors or the president may prescribe.

                    (e) Vice-President. The vice-president or vice-presidents, if any, shall have such duties and powers as the board of directors or the president may prescribe. In the absence of the president or in the event of his inability or refusal to act, the group president or vice president, if any, or if there be more than one, the group presidents or vice-presidents, in the order designated by the board of directors, or, in the absence of such designation, then in the order of their election, shall perform the duties and exercise the powers of the president.

                    (f) Secretaries and Assistant Secretaries. The secretary shall record the proceedings of all meetings of the stockholders and all meetings of the board of directors in books to be kept for that purpose, shall perform like duties for the standing committees when required, and shall give, or cause to be given, call and/or notices of all meetings of the stockholders and meetings of the board of directors in accordance with these by-laws. The secretary also shall have custody of the corporate seal of the corporation, affix the seal to any instrument requiring it and attest thereto when authorized by the board of directors or the president, and shall have such other duties and powers as the board of directors may prescribe.

                    The  assistant  secretary,  if any, or if there be more than one, the assistant secretaries, in the order designated by the board of directors, or, if there be no such designation, then in order of their election, shall, in the absence of the secretary or in the event of his inability or refusal to act, perform the duties and exercise the powers of the secretary and shall have such other duties and powers as the board of directors may prescribe.

                    In the absence of the secretary or an assistant secretary at a  meeting  of the  stockholders  or the board of  directors,  an acting secretary shall be chosen by the stockholders or directors, as the case may be, to exercise the duties of the secretary at such meeting.

                    In the absence of the secretary or an assistant secretary or in the event of the inability or refusal of the secretary or an assistant secretary to give, or cause to be given, any call and/or notice required by law or these by-laws, any such call and/or notice may be given by any person so directed by the board of directors, the president or stockholders, upon whose requisition the meeting is called in accordance with these by-laws.

                    (g) Treasurer and Assistant  Treasurer.  The treasurer shall have the custody of the corporate funds and securities, shall keep full and accurate accounts of receipts and disbursements in books belonging to the corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the corporation in such depositories as may be designated by the board of directors. The treasurer shall also disburse the funds of the corporation as may be ordered by the board of directors, taking proper vouchers for such disbursements, shall render to the board of directors, when the board of directors so requires, an account of all his transactions as treasurer and of the financial condition of the corporation, and shall have such other duties and powers as the board of directors may prescribe. If required by the board of directors, the treasurer shall give the corporation a bond, which shall be renewed every six years, in such sum and with such surety or sureties as shall be satisfactory to the board of directors for the faithful performance of the duties of his office and for the restoration to the corporation, in case of his death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the corporation.

                    The  assistant  treasurer,  if any, or if there be more than one, the assistant treasurers in the order designated by the board of directors, or, in the absence of such designation, then in the order of their election, shall, in the absence of the treasurer or in the event of his inability or refusal to act, perform the duties and exercise the powers of the treasurer and shall have such other duties and powers as the board of directors may prescribe.

                    (h) Other Officers. Any other officer shall have such powers and duties as the board of directors may prescribe.

               A copy of the  complete  Bylaws as amended is attached  hereto as
               Exhibit 3.2.

Item 9.01      FINANCIAL STATEMENTS AND EXHIBITS

Exhibits
--------

Exhibit No.     Description of Exhibit
-----------     ----------------------

 3.2            Bylaws of the Company

10.1            Management Contract or Compensatory Plan or Arrangement:
                Fiscal Year 2006 Executive Officer Incentive Plan Agreement

10.2            Management Contract or Compensatory Plan or Arrangement:
                Amended and Restated Restricted Stock Plan

10.3            Management Contract or Compensatory Plan or Arrangement:
                Form of Restricted Stock Unit Grant Agreement

10.4            Management Contract or Compensatory Plan or Arrangement:
                Form of Restricted Stock Grant Agreement

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                             NATIONAL SEMICONDUCTOR CORPORATION



Dated:  July 22, 2005                        //S// JOHN M. CLARK III
                                             -----------------------------------
                                             John M. Clark III
                                             Senior Vice President
                                             Signing on behalf of the registrant

                                                                     Exhibit 3.2
                                     BY-LAWS
                                       OF
                       NATIONAL SEMICONDUCTOR CORPORATION
                           AMENDED AS OF JULY 20, 2005


                                   ARTICLE I.
                                     OFFICES

     Section 1. Registered Office. The registered office shall be in the City of Wilmington, County of New Castle, State of Delaware.

     Section 2. Other Offices. The corporation may also have offices at such other places both within and without the State of Delaware as the board of directors may from time to time determine or the business of the corporation may require.


                                   ARTICLE II.
                                  STOCKHOLDERS

     Section 1. Place of Meetings. Meetings of stockholders shall be held at such place either within or without the State of Delaware as may be designated by the board of directors.

     Section 2. Annual Meeting. An annual meeting of stockholders shall be held on the fourth Friday in September of each year, at 10:30 A.M., or at such other date and time as shall be designated by the board of directors. At the annual meeting the stockholders shall elect a board of directors and transact such other business as may be properly brought before the meeting.

     Section 3. Special Meetings. Subject to the rights of the holders of any series of stock having a preference over the Common Stock of the corporation as to dividends or upon liquidation ("Preferred Stock") with respect to such series of Preferred Stock, special meetings of the stockholders may be called only by the chairman of the board or by the board of directors pursuant to a resolution adopted by a majority of the total number of directors which the corporation would have if there were no vacancies (the "Whole Board").

     Section 4. Notice of Meetings. The secretary or such other officer of the corporation as is designated by the board of directors shall serve personally or send through the mails or by telegraph a written notice of annual or special meetings of stockholders, addressed to each stockholder of record entitled to vote at his address as it appears on the stock transfer books of the corporation, stating the time and place of the meeting and the purpose or purposes for which the meeting is called, not less than ten nor more than sixty days before the date of the meeting. If mailed, notice shall be deemed to have been given when deposited in the United States mail, postage prepaid, directed to the stockholder at his address as it appears on the records of the corporation. Notice given by telegraph shall be deemed to have been given upon delivery of the message to the telegraph company. Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the corporation's notice of meeting. Any previously scheduled meeting of the stockholders may be postponed, and (unless the Certificate of Incorporation otherwise provides) any special meeting of the stockholders may be cancelled, by resolution of the board of directors upon public notice given prior to the date previously scheduled for such meeting of stockholders.

     Section 5. Waiver of Notice. Notice of a meeting need not be given to any stockholder who signs a waiver of notice, in person or by proxy, whether before or after a meeting. The attendance of any stockholder at a meeting, in person or by proxy, without protesting either prior thereto or at its commencement the lack of notice of such meeting, shall constitute a waiver of notice by him.
Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders need be specified in any written waiver of notice.

     Section 6. Stockholder's List. The officer who has charge of the stock transfer book of the corporation shall prepare and make, at least ten days before every meeting of the stockholders at which directors are to be elected, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to examination by any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

     Section 7. Quorum and Adjournment. Except as otherwise provided by law or by the Certificate of Incorporation, the holders of a majority of the outstanding shares of the corporation entitled to vote generally in the election of directors (the "Voting Stock"), present in person or represented by proxy, shall constitute a quorum at all meetings of stockholders for the transaction of business, except that when specified business is to be voted on by a class or series of stock voting as a class, the holders of a majority of the shares of such class or series shall constitute a quorum of such class or series for the transaction of such business. The chairman of the meeting or a majority of the shares so represented may adjourn the meeting from time to time, whether or not there is such a quorum. The stockholders present at a duly called meeting at which a quorum is present may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum. At such adjourned meeting at which a quorum shall be present or represented any business may be transacted which might have been transacted at the meeting as originally notified. If the adjournment is for more than thirty days, or after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote.

     Section 8. Proxies. At all meetings of stockholders, each stockholder entitled to vote shall have one vote, to be exercised in person or by proxy, for each share of capital stock having voting power, held by such stockholder. All proxies shall be in writing, shall relate only to a specific meeting (including continuations and adjournments of the same), and shall be filed with the secretary at or before the time of the meeting. Each proxy must be signed by the shareholder or his attorney-in-fact. The person or persons named in a proxy for a specific meeting may vote at any adjournment of the meeting for which the proxy was given. If more than one person is named as proxy, a majority of such persons so named present at the meeting, or if only one shall be present, then that one, shall have and exercise all the powers conferred upon all of the persons unless the proxy shall provide otherwise. A proxy purporting to be executed by or on behalf of a stockholder shall be deemed valid unless challenged prior to or at its exercise and the burden of proving invalidity shall rest on the challenger.

     Section 9. Notice of Stockholder Business and Nominations.

               a. Annual Meetings of Stockholders.

                    (1) Nominations of persons for election to the board of directors of the corporation and the proposal of business to be considered by the stockholders may be made at an annual meeting of stockholders (a) pursuant to the corporation's notice of meeting, (b) by or at the direction of the board of directors or
               (c) by any stockholder of the corporation who was a stockholder of record at the time of giving of notice provided for in this By-Law, who is entitled to vote at the meeting and who complies with the notice procedures set forth in this By-Law.

                    (2) For nominations or other business to be properly brought before an annual meeting by a stockholder pursuant to clause (c) of paragraph (a)(1) of this By-Law, the stockholder must have given timely notice thereof in writing to the secretary of the corporation and such other business must otherwise be a proper matter for stockholder action. To be timely, a stockholder's notice shall be delivered to the secretary at the principal executive offices of the corporation not later than the close of business on the 120th day nor earlier than the close of business on the 150th day prior to the first anniversary of the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is more than 30 days before or more than 120 days after such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 150th day prior to such annual meeting and not later than the close of business on the later of the 120th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made by the corporation. In no event shall the public announcement of an adjournment of an annual meeting commence a new time period for the giving of a stockholder's notice as described above. Such stockholder's notice shall set forth (a) as to each person whom the stockholder proposes to nominate for election or reelection as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to
               Regulation 14A under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and Rule 14a-11 thereunder (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (b) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and (c) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (i) the name and address of such stockholder, as they appear on the corporation's books, and of such beneficial owner and (ii) the class and number of shares of the corporation which are owned beneficially and of record by such stockholder and such beneficial owner.

                    (3) Notwithstanding anything in the second sentence of paragraph (a)(2) of this By-Law to the contrary, in the event that the number of directors to be elected to the board of directors of the corporation is increased and there is no public announcement by the corporation naming all of the nominees for director or specifying the size of the increased board of directors at least 130 days prior to the first anniversary of the preceding year's annual meeting, a stockholder's notice required by this By-Law shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the secretary at the principal executive offices of the corporation not later than the close of business on the 10th day following the day on which such public announcement is first made by the corporation.

               b. Special Meetings of Stockholders. Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the corporation's notice of meeting. Nominations of persons for election to the board of directors may be made at a special meeting of stockholders at which directors are to be elected pursuant to the corporation's notice of meeting (a) by or at the direction of the board of directors or (b) provided that the board of directors has determined that directors shall be elected at such meeting, by any stockholder of the corporation who is a stockholder of record at the time of giving of notice provided for in this By-Law, who shall be entitled to vote at the meeting and who complies with the notice procedures set forth in this By-Law. In the event the corporation calls a special meeting of stockholders for the purpose of electing one or more directors to the board of directors, any such stockholder may nominate a person or persons (as the case may be), for election to such position(s) as specified in the corporation's notice of meeting, if the stockholder's notice required by paragraph (a)(2) of this By-Law shall be delivered to the secretary at the principal executive offices of the corporation not earlier than the close of business on the 90th day prior to such special meeting and not later than the close of business on the later of the 60th day prior to such special meeting or the 10th day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the board of directors to be elected at such meeting. In no event shall the public announcement of an adjournment of a special meeting commence a new time period for the giving of a stockholder's notice as described above.

               c. General.

                    (1) Only such persons who are nominated in  accordance  with the procedures set forth in this By-Law shall be eligible to serve as directors and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this By-Law. Except as otherwise provided by law, the Certificate of Incorporation or these By-Laws, the chairman of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in this By-Law and, if any proposed nomination or business is not in compliance with this By-Law, to declare that such defective proposal or nomination shall be disregarded.

                    (2) For purposes of this By-Law, "public announcement" shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act.

                    (3) Notwithstanding the foregoing provisions of this By-Law, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this By-Law. Nothing in this By-Law shall be deemed to affect any rights (i) of stockholders to request inclusion of proposals in the corporation's proxy statement pursuant to Rule 14a-8 under the Exchange Act or (ii) of the holders of any series of Preferred Stock to elect directors under specified circumstances.

     Section 10. Voting. When a quorum is present at any meeting, the affirmative vote of the holders of a majority of the capital stock having voting power present in person or represented by proxy and entitled to vote on the matter shall decide any question brought before such meeting, except (i) in respect of elections of directors which shall be decided, subject to the rights of the holders of any series of Preferred Stock, by a plurality of the votes cast, and (ii) when the question is one which by express provision of statute or Certificate of Incorporation a different vote is required, in which case such express provision shall govern and control the decision of such question. No vote need be taken by ballot unless required by statute.

     Section 11. Inspectors of Elections; Opening and Closing the Polls. The board of directors by resolution shall appoint one or more inspectors, which inspector or inspectors may include individuals who serve the corporation in other capacities, including, without limitation, as officers, employees, agents or representatives, to act at the meetings of stockholders and make a written report thereof. One or more persons may be designated as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate has been appointed to act or is able to act at a meeting of stockholders, the chairman of the meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before discharging his or her duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability. The inspectors shall have the duties prescribed by law.

          The chairman of the meeting shall fix and announce at the meeting the date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote at a meeting.

     Section 12. Record Date for Action by Written Consent. In order that the corporation may determine the stockholders entitled to consent to corporate action in writing without a meeting, the board of directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the board of directors, and which date shall not be more than ten (10) days after the date upon which the resolution fixing the record date is adopted by the board of directors. Any stockholder of record seeking to have the stockholders authorize or take corporate action by written consent shall, by written notice to the secretary, request the board of directors to fix a record date. The board of directors shall promptly, but in all events within ten (10) days after the date on which such a request is received, adopt a resolution fixing the record date (unless a record date has previously been fixed by the board of directors pursuant to the first sentence of this Section). If no record date has been fixed by the board of directors pursuant to the first sentence of this Section or otherwise within ten (10) days of the date on which such a request is received, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the board of directors is required by applicable law, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the corporation by delivery to its registered office in Delaware, its principal place of business, or to any officer or agent of the corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery shall be by hand or by certified or registered mail, return receipt requested. If no record date has been fixed by the board of directors and prior action by the board of directors is required by applicable law, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the date on which the board of directors adopts the resolution taking such prior action.

     Section 13. Inspectors of Written Consent. In the event of the delivery, in the manner provided by Section 12 of this Article to the corporation of the requisite written consent or consents to take corporate action and/or any related revocation or revocations, the corporation shall engage independent inspectors of elections for the purpose of promptly performing a ministerial review of the validity of the consents and revocations. For the purpose of permitting the inspectors to perform such review, no action by written consent without a meeting shall be effective until such date as the independent inspectors certify to the corporation that the consents delivered to the corporation in accordance with Section 12 of this Article represent at least the minimum number of votes that would be necessary to take the corporate action. Nothing contained in this Section shall in any way be construed to suggest or imply that the board of directors or any stockholder shall not be entitled to contest the validity of any consent or revocation thereof, whether before or after such certification by the independent inspectors, or to take any other action (including, without limitation, the commencement, prosecution, or defense of any litigation with respect thereto, and the seeking of injunctive relief in such litigation).

     Section 14. Effectiveness of Written Consent. Every written consent shall bear the date of signature of each stockholder who signs the consent and no written consent shall be effective to take the corporate action referred to therein unless, within sixty (60) days of the earliest dated written consent received in accordance with Section 12 of this Article, a written consent or consents signed by a sufficient number of holders to take such action are delivered to the corporation in the manner prescribed in Section 12 of this Article.


                                  ARTICLE III.
                             THE BOARD OF DIRECTORS

     Section 1. Composition. The board of directors shall consist of eight directors subject to such automatic increase as may be required by the corporation's Restated Articles of Incorporation. The board may enlarge or reduce the size of the board in a vote of the majority of the directors in office. No director need be a stockholder.

     Section 2. Election and Term. Except as provided in Section 3 of this Article, the directors shall be elected by a plurality vote at the annual meeting of the stockholders. Each director shall hold office until his successor is elected and qualified or until his earlier resignation or removal.

     Section 3. Vacancies and Newly Created Directorships. Any vacancy on the board of directors, or any newly created directorships, however occurring, may be filled by a majority of the directors then in office, though less than a quorum or by a sole remaining director. Any vacancy in the board of directors may also be filled by a plurality vote of the stockholders unless such vacancy shall have been previously filled by the board of directors.

     Section 4. Powers. The business of the corporation shall be managed by its board of directors which shall have and may exercise all such powers of the corporation, including the power to make, alter or repeal the bylaws of the corporation, and do all such lawful acts and things as are not by statute directed or required to be exercised or done by the stockholders.

     Section 5. Place of Meetings. The board of directors of the corporation may hold meetings both regular and special, either within or without the State of Delaware. Members of the board of directors or any committee designated by the board, may participate in a meeting of such board or committee by means of a conference telephone by means of which all persons participating in the meeting can hear each other, and participation shall constitute presence in person at such meeting.

     Section 6. Regular Meetings. Regular meetings of the board of directors may be held without call or notice immediately following the annual meeting of the stockholders and at such time and at such place as shall from time to time be selected by the board of directors, provided that in respect of any director who is absent when such selection is made, the notice, waiver and attendance provisions of Section 7 of this Article shall apply to such regular meetings.

     Section 7. Special Meetings and Notice. Special meetings of the board of directors may be called by the chairman of the board of directors, a majority of the directors or the president on notice given to each director, either personally (including by telephone) or by hand delivery, first-class mail, overnight mail, courier service, telegram or facsimile transmission sent to his business or home address, stating the place, date and hour of the meeting. If mailed by first-class mail, such notice shall be deemed to have been adequately given when deposited in the United States mail, postage prepaid, directed to the director at his business or home address, at least five (5) days before such meeting. Notice given by telegraph, overnight mail or courier service shall be deemed adequately given upon delivery of the message to the telegraph company or to the overnight mail or courier service company at least two days before such meeting. Notice given by facsimile transmission shall be deemed adequately given upon transmission of the message at least twelve (12) hours before such meeting. Notice given by hand delivery or personally shall be deemed adequately given when delivered at least twelve (12) hours before such meeting. Notice of a meeting need not be given to any director who signs a waiver of notice, whether before or after the meeting. The attendance of any director at a meeting, without protesting either prior thereto or at its commencement the lack of notice of such meeting, shall constitute a waiver of notice by him. Any notice or waiver of notice of a meeting of the board of directors need not specify the purposes of the meeting.

     Section 8. Quorum and Voting. At all meetings of the board of directors a majority less one of the total number of directors then in office shall constitute a quorum for the transaction of business, except that in no case shall less than two directors be deemed to constitute a quorum, and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the board of directors. If a quorum shall not be present at any meeting of the board of directors, a majority of less than a quorum may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

     Section 9. Action by Consent. Any action required or permitted to be taken at any meeting of the board of directors may be taken without a meeting, if all members of the board of directors, then in office, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the board of directors.

     Section 10. Resignation. Any director may resign at any time upon written notice delivered to the corporation at its principal office. The resignation shall take effect at the time specified therein, and if no time be specified, at the time of its dispatch to the corporation.

     Section 11. Removal. A director may be removed for cause by the vote of a majority of the stockholders at a special or annual meeting after the director has been given reasonable notice and opportunity to be heard before the stockholders.

     Section 12. Committees. The board of directors may, by resolution passed by a majority of the whole board of directors, designate one or more committees, each committee to consist of one or more of the directors of the corporation, which committee, to the extent provided in the resolution, shall have and may exercise the powers of the board of directors in the management of the business and affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers which may require it. Such committee or committees shall have such name or names as may be determined from time to time by resolution adopted by the board of directors. Each committee shall keep regular minutes of its meetings and report the same to the board of directors when required.

                                   ARTICLE IV.
                                    OFFICERS

     Section 1. Designation. The officers of the corporation shall consist of a president, a treasurer, a secretary, and such other officers including a chairman of the board of directors, one or more group presidents, vice presidents (including group executive vice presidents, corporate vice presidents and senior vice presidents), assistant treasurers and assistant secretaries, as the board of directors or the stockholders may deem warranted. With the exception of the chairman of the board of directors who must be a director, no officer need be a director or a stockholder. Any number of offices may be held by the same person.

     Section 2. Election and Term. Except for officers to fill vacancies and newly created offices provided for in Section 6 of this Article, the officers shall be elected by the board of directors at the first meeting of the board of directors after the annual meeting of the stockholders. All officers shall hold office at the pleasure of the board of directors.

     Section 3. Duties of Officers. In addition to those duties that may from time to time be delegated to them by the board of directors, the officers of the corporation shall have the following duties:

          (a) Chairman of the Board. The chairman of the board shall preside at all meetings of the stockholders and of the board of directors at which he is present, shall be ex-officio a member of all committees formed by the board of directors and shall have such other duties and powers as the board of directors may prescribe.

          (b) Chief Executive Officer. The chief executive officer of the corporation shall have general and active management of the business of the corporation, shall see that all orders and resolutions of the board of directors are carried into effect, and, in the absence or nonelection of the chairman of the board of directors, shall preside at all meetings of the stockholders and the board of directors at which he is present if he is also a director. The chief executive officer also shall execute bonds, mortgages, and other contracts requiring a seal under the seal of the corporation, except where required or permitted by law to be otherwise signed and executed and except where the signing and execution thereof shall be delegated expressly by the board of directors to some other officer or agent of the corporation and shall have such other powers and duties as the board of directors may prescribe.

          (c) President. Unless the board of directors expressly designates another officer as chief executive officer, the president shall be the chief executive officer of the corporation and shall perform the duties and exercise the powers of the chief executive officer. If the president is not the chief executive officer, in the absence of the chief executive officer or in the event of his inability or refusal to act, the president shall perform the duties and exercise the powers of the chief executive officer. The president shall otherwise have such other duties and powers as the board of directors may prescribe.

          (d) Group President. The group president or group presidents, if any, shall have general and active management of the group for which they are designated as president by the board of directors and shall have such other duties and powers as vice-presidents or as the board of directors or the president may prescribe.

          (e) Vice-President. The vice-president or vice-presidents, if any, shall have such duties and powers as the board of directors or the president may prescribe. In the absence of the president or in the event of his inability or refusal to act, the group president or vice president, if any, or if there be more than one, the group presidents or vice-presidents, in the order designated by the board of directors, or, in the absence of such designation, then in the order of their election, shall perform the duties and exercise the powers of the president.

          (f) Secretaries and Assistant Secretaries. The secretary shall record the proceedings of all meetings of the stockholders and all meetings of the board of directors in books to be kept for that purpose, shall perform like duties for the standing committees when required, and shall give, or cause to be given, call and/or notices of all meetings of the stockholders and meetings of the board of directors in accordance with these by-laws. The secretary also shall have custody of the corporate seal of the corporation, affix the seal to any instrument requiring it and attest thereto when authorized by the board of directors or the president, and shall have such other duties and powers as the board of directors may prescribe.

          The assistant secretary, if any, or if there be more than one, the assistant secretaries, in the order designated by the board of directors, or, if there be no such designation, then in order of their election, shall, in the absence of the secretary or in the event of his inability or refusal to act, perform the duties and exercise the powers of the secretary and shall have such other duties and powers as the board of directors may prescribe.

          In the absence of the secretary or an assistant secretary at a meeting of the stockholders or the board of directors, an acting secretary shall be chosen by the stockholders or directors, as the case may be, to exercise the duties of the secretary at such meeting.

          In the absence of the secretary or an assistant secretary or in the event of the inability or refusal of the secretary or an assistant secretary to give, or cause to be given, any call and/or notice required by law or these by-laws, any such call and/or notice may be given by any person so directed by the board of directors, the president or stockholders, upon whose requisition the meeting is called in accordance with these by-laws.

          (g) Treasurer and Assistant Treasurer. The treasurer shall have the custody of the corporate funds and securities, shall keep full and accurate accounts of receipts and disbursements in books belonging to the corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the corporation in such depositories as may be designated by the board of directors. The treasurer shall also disburse the funds of the corporation as may be ordered by the board of directors, taking proper vouchers for such disbursements, shall render to the board of directors, when the board of directors so requires, an account of all his transactions as treasurer and of the financial condition of the corporation, and shall have such other duties and powers as the board of directors may prescribe. If required by the board of directors, the treasurer shall give the corporation a bond, which shall be renewed every six years, in such sum and with such surety or sureties as shall be satisfactory to the board of directors for the faithful performance of the duties of his office and for the restoration to the corporation, in case of his death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the corporation.

          The assistant treasurer, if any, or if there be more than one, the assistant treasurers in the order designated by the board of directors, or, in the absence of such designation, then in the order of their election, shall, in the absence of the treasurer or in the event of his inability or refusal to act, perform the duties and exercise the powers of the treasurer and shall have such other duties and powers as the board of directors may prescribe.

          (h) Other Officers. Any other officer shall have such powers and duties as the board of directors may prescribe.

     Section 4. Resignation. Any officer may resign at any time upon written notice delivered to the corporation at its principal office. The resignation shall take effect at the time specified therein, and if no time be specified, at the time of its dispatch to the corporation.

     Section 5. Removal. Any officer elected or appointed by the board of directors may be removed at any time by the affirmative vote of a majority of the board of directors.

     Section 6. Vacancies and Newly Created Offices. A vacancy in office, however occurring, and newly created offices, shall be filled by the board of directors.


                                   ARTICLE V.
                                  CAPITAL STOCK

     Section 1. Stock Certificates. Each holder of stock in the corporation shall be entitled to have a certificate signed in an officer's official capacity or in the name of the corporation by the chairman of the board of directors, or the president or a vice-president and the treasurer or an assistant treasurer, or the secretary or an assistant secretary of the corporation, certifying the number of shares owned by him in the corporation. Where a certificate is countersigned (a) by a transfer agent other than the corporation or its employee, or, (b) by a registrar other than the corporation or its employee, any other signature on the certificate may be facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if he were such officer, transfer agent, or registrar at the date of issue.

     Section 2. Lost, Stolen or Destroyed Certificates. The board of directors, or at their direction any officer of the company, may direct a new certificate or certificates theretofore issued by the corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing such issue of a new certificate or certificates, the board of directors, or at their direction any officer of the company, may, in its (his) discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate or certificates, or his legal representative, to advertise the same in such manner as it shall require and/or to give the corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the corporation with respect to the certificate alleged to have been lost, stolen or destroyed.

     Section 3. Transfer. Upon surrender to the secretary or the transfer agent of the corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, and upon compliance with any provisions respecting restrictions on transfer, it shall be the duty of the corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

     Section 4. Issue of Stock. From time to time, the board of directors may, by vote of a majority of the directors, issue any of the authorized capital stock of the corporation for cash, property, services rendered or expenses, or as a stock dividend and on any terms permitted by law.

     Section 5. Fixing Record Date. In order that the corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the board of directors may fix, in advance, a record date, which shall not be more than sixty nor less than ten days before the date of such meeting, nor more than sixty days prior to any other action. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the board of directors may fix a new record date for the adjourned meeting.

     Section 6. Registered Stockholders. The corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.


                                   ARTICLE VI.
                               GENERAL PROVISIONS

     Section 1. Dividends. Dividends upon the capital stock of the corporation may be declared by the board of directors in any regular or special meeting, pursuant to law. Dividends may be paid in cash, in property, or in shares of capital stock. Before payment of any dividend, there may be set aside out of any funds of the corporation available for dividends such sum or sums as the directors from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the corporation, or for such other purpose as the directors shall think conducive to the interest of the corporation, and the directors may modify or abolish any such reserve in the manner in which it was created.

     Section 2. Checks. All checks or demands for money and notes of the corporation shall be signed by such officer or officers or such other person or persons as the board of directors may from time to time designate.

     Section 3. Fiscal Year. The fiscal year of the corporation shall be fixed by a resolution of the board of directors.

     Section 4. Seal. The corporate seal shall have inscribed thereon the name of the corporation, the year of its organization and the words "Corporate Seal Delaware". The seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.

                                  ARTICLE VII.
                                   AMENDMENTS

     Section 1. Amendments. These by-laws may be amended at any proper meeting of the stockholders or of the board of directors.



                                  ARTICLE VIII.
                                 INDEMNIFICATION

     Section 1. Non-Derivative Proceedings. The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contenders or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceedings, had reasonable cause to believe that his conduct was unlawful.

     Section 2. Derivative Proceedings. The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

     Section 3. Amount of Indemnification. To the extent that a director, officer, employee or agent of the corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Sections 1 or 2, or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith.

     Section 4. Determination to Indemnify. Any indemnification under Sections 1 or 2 (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in Sections 1 and 2. Such determination shall be made (1) by the board of directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, or (2) if such a quorum is not obtainable, or, even if obtainable a quorum of disinterested directors so directs, by independent legal counsel in written opinion, or (3) by the stockholders.

     Section 5. Advance Payment. Expenses incurred in defending a civil or criminal action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of a director, officer, employee or agent to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the corporation as authorized in this section or otherwise pursuant to the law of Delaware.

     Section 6. Non-Exclusiveness of By-Law. The indemnification and advancement of expenses provided by, or granted pursuant to, the other subsections of this
Article VIII shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any statute, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office.

     Section 7. Continuation of Indemnification. The indemnification and advancement of expenses provided by, or granted pursuant to this Article VIII, or permitted by statute or otherwise, shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

     Section 8. Indemnification Insurance. The corporation shall have power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the corporation would have the power to indemnify him against such liability under the provisions of this section.

                                                                    Exhibit 10.1



                       NATIONAL SEMICONDUCTOR CORPORATION

                 2006 EXECUTIVE OFFICER INCENTIVE PLAN AGREEMENT


                                    ARTICLE 1

                                   Definitions
                                   -----------


     Whenever used in the Agreement, unless otherwise indicated, the following terms shall have the respective meanings set forth below:

Agreement:          This Executive Officer Incentive Plan Agreement.

Award:              The amount to be paid to a Plan Participant.

Award Date:         The date set by the Committee for payment of Awards.

Annual Incentive
Base Salary:        Generally,  the annualized base  remuneration  received by a
                    Participant  from the Company at the end of the fiscal year.
                    Extraordinary items, including but not limited to prior awards, relocation expenses, car allowances, international assignment allowances and tax adjustments, sales incentives, amounts recognized as income from stock, stock options or other stock based compensation, disability benefits (whether paid by the Company or a third party) and other similar kinds of extra or additional remuneration are excluded from the computation of Annual Incentive Base Salary.

Company: National Semiconductor Corporation ("NSC"), a Delaware corporation, and any other corporation in which NSC controls directly or indirectly fifty percent (50%) or more of the combined voting power of voting securities, and which has adopted this Plan.

Disability:         Inability  to  perform  any  services  for the  Company  and eligible to receive disability benefits under the standards used by the Company's disability benefit plan or any successor plan thereto.

Executive Officer:  Any officer of the Company  identified by the Company in its annual report on Form 10-K filed with the Securities and Exchange Commission as an executive officer of the Company.

Participant:        An  Executive   Officer   designated  as  a  Participant  in
                    accordance with the provisions of Article 3.

Performance
Goal: Factors considered and scored to determine the amount of a Participant's Award, which shall be based on one or more of the business criteria listed in Section 5(b) of the Plan.

Retirement:         Permanent  termination of employment  with the Company,  and
                    (a) the Participant's age is either sixty-five (65) or age is at least fifty-five (55) and age plus years of service in the employ of the Company is sixty-five (65) or more, and
                    (b) the  retiring  Participant  has  confirmed  to the Chief
                    Financial Officer of the Company that he or she does not intend to engage in a full-time vocation.

Target Award:       The Award,  expressed  as a percentage  of Annual  Incentive
                    Base Salary that may be earned by a Participant for achievement of the target level of performance.

     All capitalized terms used in this Agreement and not otherwise defined herein have the meanings assigned to them in the Executive Officer Incentive Plan.


                                    ARTICLE 2

                                 Effective Date
                                 --------------

     The Agreement will become effective as of May 30, 2005, to be effective for the Company's fiscal year 2006.


                                    ARTICLE 3

                       Eligibility for Plan Participation
                       ----------------------------------

A. Within ninety (90) days after the commencement of the Company's fiscal year, the Committee shall designate those Executive Officers who shall be Plan Participants for the fiscal year.

B. Participants will be notified once the Committee has designated Participants for the fiscal year. Participation will be re-evaluated by the Committee annually pursuant to Article 3A supra at the beginning of the fiscal year.

C. Newly hired Executive Officers and persons who are promoted to Executive Officers may be added as Participants to the Plan by the Committee during the fiscal year. Such Participants will receive a prorated Award based on time of participation in the Plan.

D. Participants may be removed from the Plan during the fiscal year at the discretion of the Committee. Participants so removed will receive a prorated Award based on length of participation in the Plan.

                                    ARTICLE 4

                         Target Awards/Incentive Levels
                         ------------------------------

A. Each Participant will be assigned an incentive level which shall be expressed as a percentage of the Participant's Annual Incentive Base Salary. Target Awards will also be identified for each Participant, which shall constitute the Award which can be earned for the target level of performance, taking into account the assigned incentive level.

B. In the event that a Participant changes positions during the Plan Period and the change results in a change in incentive level, whether due to promotion or demotion, the incentive level will be prorated to reflect the time spent in each position.


                                    ARTICLE 5

                             Plan Performance Goals
                             ----------------------

A. Performance Goals and associated weights will be established by the Committee within ninety (90) days after the start of the fiscal year. Each Performance Goal will define the source for scoring and the measurement metric. Performance Goals and their associated weights may change from one fiscal year to another fiscal year to reflect the Company's financial, operational and strategic goals, but must be based on one or more of the business criteria listed in Section 5(b) of the Plan.

B. Actual Award amounts may vary from the Target Award, depending on actual achievement on Performance Goals.


                                    ARTICLE 6

                        Calculation and Payment of Awards
                        ---------------------------------

A. A Participant's Award will be calculated as a percentage of Annual Incentive Base Salary at the end of the fiscal year as follows:

     1) The Participant's Target Award is determined prior to the beginning of the fiscal year.

     2) The performance of each Participant on their assigned Performance Goals is scored at the end of the fiscal year to determine a performance level.

     3) The total performance level shall be multiplied by the Participant's assigned incentive level. No one individual Award may exceed the lesser of 600% of the Participant's Annual Incentive Base Salary at the end of fiscal 2005 or $6 million (six million dollars).

     4) The Committee may adjust Awards to reflect discretion permitted under the Plan as it deems appropriate. As a result, some or all Award amounts may be adjusted to reflect the exercise of the Committee's discretion.

B. The Committee will score the performance of the Plan Participants. Awards will be paid only after the Committee certifies in writing that the ratings on the Performance Goals have been attained and that the Committee has approved the Awards.

C. Awards will be paid in cash on or about the Award Date.

D. Awards will reflect the Participant's Annual Incentive Base Salary in effect at the end of the fiscal year. Participants who take a leave of absence during the fiscal year for good cause shown to the satisfaction of the Committee will have their Awards prorated to reflect actual pay earned during the fiscal year.

E. Any Awards that are prorated for any reason under the terms of the Plan or this Agreement will be prorated based on the effective date of the change that resulted in the proration.



                                    ARTICLE 7

                            Termination of Employment
                            -------------------------

A. To be eligible to receive an Award, the Participant must be employed by the Company on the last day of the fiscal year. A Participant whose employment has terminated prior to that date will forfeit the Award, except as otherwise provided in this Article 7.

B. If a Participant's employment is terminated during the fiscal year by Disability, Retirement, or death, the Participant will receive an Award reflecting the Participant's performance and actual period of full-time employment during the fiscal year.

C. Unless local law or regulation provides otherwise, payments of Awards made upon termination of employment by death shall be made on the Award Date to: (a) beneficiaries designated by the Participant; if none, then (b) to a legal representative of the Participant; if none, then (c) to the persons entitled thereto as determined by a court of competent jurisdiction.

D. Participants whose employment is terminated by reduction in force during the fiscal year will receive no Award. If a Participant's employment is terminated by reduction in force after the fiscal year but before the Award Date, the Participant will receive the Award on the Award Date.

E.  The  Committee   reserves  the  right  to  reduce  an  Award  to  reflect  a
Participant's absence from work during a fiscal year.

F. Notwithstanding any other provisions of this Agreement to the contrary, the right of a Participant to receive an Award, including Awards deferred pursuant to the provisions of Article 8, shall be forfeited if the Participant's employment is terminated for good cause shown such as acts of moral turpitude, a reckless disregard of the rights of other employees or because of or the Participant is discovered to have engaged in fraud, embezzlement, dishonesty against the Company, obtaining funds or property under false pretenses, assisting a competitor without permission, or interfering with the relationship of the Company with a customer. An Award may also be forfeited if a Participant terminates employment by reason of Retirement and subsequently engages in full-time employment or any activity in competition with the business of the Company. A Participant's Award will be forfeited for any of the above reasons regardless of whether such act is discovered prior to or subsequent to the Participant's termination of employment or payment of an Award. If an Award has been paid, such payment shall be repaid to the Company by the Participant. The determination of whether an Award is forfeited or must be repaid under the provisions of this Article 7 shall be made by the Committee in its sole discretion.

                                    ARTICLE 8

                               Deferral of Awards
                               ------------------

     Participants eligible to participate in the Company's Deferred Compensation Plan (the "Deferred Compensation Plan") may elect to make an irrevocable election to defer receipt of all or any portion of any Award pursuant to and in accordance with the terms of the Deferred Compensation Plan.


                                    ARTICLE 9

                         Interpretations and Rule-Making
                         -------------------------------

     The Committee shall have the sole right and power to: (i) interpret the provisions of the Agreement, and resolve questions thereunder, which interpretations and resolutions shall be final and conclusive; (ii) adopt such rules and regulations with regard to the administration of the Plan as are consistent with the terms of the Plan and the Agreement, and (iii) generally take all action to equitably administer the operation of the Plan and this Agreement.


                                   ARTICLE 10

             Declaration of Incentives, Amendment, or Discontinuance
             -------------------------------------------------------

     The Committee may on or before the Award Date: (i) determine not to make any Awards to any or all Participants for any fiscal year; (ii) make any modification or amendment to this Agreement for any or all Participants provided such modification or amendment is in accordance with the terms of the Plan; or
(iii) discontinue this Agreement for any or all Participants provided such modification or amendment is otherwise in accordance with the Plan.


                                   ARTICLE 11

                                  Miscellaneous
                                  -------------

A. Except as provided in the Deferred Compensation Plan, no right or interest in the Plan is transferable or assignable except by will or the laws of descent and distribution.

B. Participation in the Plan does not guarantee any right to continued employment and the Committee and management reserve the right to dismiss Participants for any reason whatsoever. Participation in one fiscal year does not guarantee a Participant the right to participation in any subsequent fiscal year.

C. The Company reserves the right to deduct from all Awards under this Plan any sums due the Company as well as any taxes or other amounts required by law to be withheld with respect to Award payments.

D. Maintenance of financial information relevant to measuring performance during the fiscal year will be the responsibility of the Chief Financial Officer of the Company.

E. The provisions of the Plan shall not limit, or restrict, the right or power of the Committee to continue to adopt such other plans or programs, or to make salary, bonus, incentive, or other payments, with respect to compensation of Executive Officers, as in its sole judgment it may deem proper.

F. Except to the extent superseded by federal law, this Agreement shall be construed in accordance with the laws of the State of California.

G. No member of the Company's board of directors or any officer, employee, or agent of the Company shall have any liability to any person, firm or corporation based on or arising out of this Agreement or the Plan.

H. Any dispute relating to or arising from this Agreement shall be determined by binding arbitration by a three member panel chosen under the auspices of the American Arbitration Association and acting pursuant to its Commercial Rules, sitting in San Jose, California. The panel may assess all fees, costs and other expenses, including reasonable counsel fees, as the panel sees fit. Notwithstanding the parties' election to use arbitration to resolve disputes under this Agreement, nothing contained in that election shall preclude either party, if the circumstances warrant, from seeking extraordinary relief, such as injunction and attachment, from any court of competent jurisdiction in California.

                                                                    Exhibit 10.2

                       NATIONAL SEMICONDUCTOR CORPORATION

                              RESTRICTED STOCK PLAN
                     (AS AMENDED AND RESTATED JULY 20, 2005)



1.   Objective

     The National Semiconductor Corporation Restricted Stock Plan is designed to further the growth, development and financial success of the Company by providing additional incentives to certain Employees by assisting them to become owners of capital stock of the Company and thus to benefit directly from its growth, development and financial success.

2.   Definitions

     Whenever used in this Plan, the following terms shall have the meaning set forth below unless the context clearly indicates to the contrary.

Award: Restricted Stock Unit or Restricted Stock awarded to a Participant pursuant to the Plan.

Board: The Board of Directors of National Semiconductor Corporation.

Committee: The Compensation Committee of the Board.

Common Stock: National Semiconductor Corporation's common stock, par value $.50 per share.

Company: National Semiconductor Corporation ("NSC"), a Delaware corporation, and any corporation in which NSC controls directly or indirectly more than fifty percent (50%) of the combined voting power of voting securities.

Disability: Inability to perform any services for the Company and eligible to receive disability benefits under the standards used by the Company's disability benefit plans or any successor plan thereto.

Employee: An individual in the regular employ of the Company at any time.

Fair Market Value: As of given date, the Fair Market Value of a share of the Common Stock shall be the opening stock price of the Common Stock on the New York Stock Exchange on such date or if the Common Stock is not traded on such day, then on the immediately preceding trading day on the New York Stock Exchange.

Officer: An Employee of the Company who is appointed or elected by the Board to serve as an officer of National Semiconductor Corporation.

Participant: An Employee who has been granted an Award pursuant to the Plan.

Plan: This National Semiconductor Corporation Restricted Stock Plan.

Restricted Stock: Common Stock issued pursuant to the terms of this Plan that is subject to certain restrictions and may be subject to the risk of forfeiture.

Restricted Stock Unit: An Award issued pursuant to Section 6 of the Plan.

Retirement: Permanent termination of employment with the Company and (a) age is either sixty-five (65) or age is at least fifty-five (55) and years of service in the employ of the Company is then (10) or more, and (b) the terminating employee has certified to the Secretary that he or she does not intend to engage in a full-time vocation.

Secretary: The Secretary of National Semiconductor Corporation.

Termination of Employment: The time when the employee-employer relationship between the Participant and the Participant's employer is terminated for any reason, with or without cause, including, but not by way of limitation, a termination upon the sale , merger or other disposition of Participant's employer; by reduction in force; resignation; discharge; death; Disability; or Retirement, but excluding (i) terminations where there is a simultaneous reemployment by the Company, or (ii) terminations where the Participant continues a relationship (e.g., as a director or as a consultant) with the Company.

Vesting Date: Date that the restrictions and/or risk of forfeiture of an Award lapse.

3.   Shares Subject to the Plan

     A. The shares of stock which may be issued pursuant to Awards shall be shares of Common Stock. The aggregate number of such shares which may be issued pursuant to Awards shall not exceed 4,000,000.

     B. Any shares issued pursuant to an Award that are reacquired by National Semiconductor Corporation pursuant to the restrictions thereon may again be utilized under this Plan, subject to the limitations of
          Section 3A.

     C. In the event that the outstanding shares of Common Stock are hereafter changed into or exchanged for a different number or kind of shares or other securities of National Semiconductor Corporation, or of another corporation, by reason of reorganization, merger, consolidation, recapitalization, reclassification, or the number of shares is increased or decreased by reason of a stock split-up, stock dividend, combination of shares or any other increase or decrease in the number of such shares of Common Stock effected without receipt of consideration by National Semiconductor Corporation (provided, however, that conversion of any convertible securities or notes of National Semiconductor Corporation shall not be deemed to have been "effected without receipt of consideration"), the Committee shall make appropriate adjustments in the number and kind of shares which may be issued pursuant to Awards, including adjustments of the limitations in
          Section 3.A on the maximum number and kind of shares which may be issued pursuant to Awards.

4.   Granting of Awards

     A. Any Employee of the Company who is not an Officer shall be eligible to be granted an Award. Officers are not eligible to be granted Awards under this Plan.

     B.   The Committee shall from time to time, in its absolute discretion:

          (i) Select from among Employees (including Employees to whom Awards have previously been granted) those to be granted Awards;

          (ii) Determine the number of shares of Common Stock to be issued pursuant to any Award to such selected Employees; and

          (iii)Determine  the  purchase  price,  if any,  and  other  terms  and
               conditions   applicable  to  the  shares  subject  to  an  Award,
               consistent with the Plan.

     C. Shares of Common Stock issued pursuant to an Award may be either previously authorized but unissued shares or issued shares which have been reacquired by National Semiconductor Corporation. The Committee shall establish the purchase price (if any) and form of payment for shares of Common Stock subject to an Award. In all cases legal consideration shall be required for each issuance of shares of Common Stock pursuant to an Award.

     D. Upon the selection of an Employee to be issued Restricted Stock, the Committee shall instruct the Secretary to issue such Restricted Stock and may impose such conditions on issuance as it deems appropriate.

5.   Terms of Restricted Stock

     A. Restricted Stock shall be issued only pursuant to a written Restricted Stock Agreement, which shall be executed by the Participant and the Secretary and which shall contain such terms and conditions as the Committee shall determine, consistent with the Plan.

     B. The consideration for the issuance of Restricted Stock shall be set by the Committee; provided, however, that such price shall not be less than the par value of a share of Common Stock on the date of grant, unless otherwise permitted by applicable state law.

     C. Upon delivery of the shares of Restricted Stock to the escrow holder pursuant to Section 5.F, the Participant awarded Restricted Stock shall have all the rights of a stockholder with respect to said shares, subject to the restrictions in his or her Restricted Stock Agreement, including the right to vote the shares and to receive all dividends or other distributions paid or made with respect to the shares.

     D. Unless otherwise approved in writing by the Committee, no shares of Restricted Stock issued under this Plan may be sold, assigned or otherwise transferred until at least one year has elapsed from the date the Restricted Stock was issued. All shares of Restricted Stock issued under this Plan (including any shares received by holders thereof as a result of stock dividends, stock splits or any other forms of recapitalization) shall be subject to such other restrictions as the Committee shall provide in the terms of each individual Restricted Stock Agreement; provided, however, that by a resolution adopted after the Restricted Stock is issued, the Committee may, on such terms and conditions as it determines to be appropriate, remove any or all of the restrictions imposed by the terms of the Restricted Stock Agreement. All restrictions imposed pursuant to this Section 5.D shall expire within ten years of the date of issuance. Restricted Stock may not be sold or encumbered until all restrictions are terminated or expire.

     E. Each individual Restricted Stock Agreement shall provide that Restricted Stock subject to restrictions under the Restricted Stock Agreement shall be reacquired by National Semiconductor Corporation immediately upon a Termination of Employment for any reason; provided, however, that the Committee may provide that no such reacquisition shall occur in the event of a Termination of Employment because of the Restricted Stockholder's Retirement or Disability or death, in which event the restrictions imposed under the Restricted Stock Agreement shall immediately expire. The Committee shall have the discretion to determine the effect of all matters and questions relating to Termination of Employment, including but not by way of limitation, the question of whether a Termination of Employment resulted from a discharge for cause, the question of whether a Termination of Employment has occurred upon the sale, merger or other disposition of the Participant's employing company, and all questions of whether particular leaves of absence constitute Termination of Employment.

     F. The Secretary or such other escrow holder as the Committee may appoint shall retain physical custody of the certificates representing Restricted Stock until all of the restrictions imposed under the Restricted Stock Agreement expire or are removed. In no event shall any Participant awarded Restricted Stock retain physical custody of any certificates representing Restricted Stock issued to him or her.

     G. The Committee shall cause a legend or legends to be placed on certificates representing all shares of Restricted Stock that are still subject to restrictions under Restricted Stock Agreements, which legend or legends shall make appropriate reference to the conditions imposed thereby.

6.   Restricted Stock Units

     A. The Committee is authorized to make Awards of Restricted Stock Units to any Participant selected by the Committee in such amounts and subject to such terms and conditions as determined by the Committee. At the time of grant, the Committee shall specify the date or dates on which the Restricted Stock Units shall become fully vested and nonforfeitable, and may specify such conditions to vesting as it deems appropriate. Unless otherwise approved in writing by the Committee, the minimum vesting period for Restricted Stock Units shall be one year. On the Vesting Date, National Semiconductor Corporation shall transfer to the Participant one unrestricted, fully transferable share of Common Stock for each Restricted Stock Unit scheduled to be paid out on such date and not previously forfeited.

     B. The term of any Restricted Stock Units shall be set by the Committee in its discretion but shall not be longer than ten years.

     C. The Committee may establish the purchase price, if any, of any Restricted Stock Units; provided, however, that such price shall not be less than the par value of a share of Common Stock on the date of grant, unless otherwise permitted by applicable state law.

     D. An Award of Restricted Stock Units shall only be payable while the Participant is an Employee; provided, however, that the Committee in its sole and absolute discretion may provide that an Award of Restricted Stock Units may be paid subsequent to a Termination of Employment as a result of the Participant's Retirement, death or Disability. The Committee shall have the discretion to determine the effect of all matters and questions relating to Termination of Employment, including but not by way of limitation, the question of whether a Termination of Employment resulted from a discharge for cause, the question of whether a Termination of Employment has occurred upon the sale, merger or disposition of the Participant's employing company, and all questions of whether particular leaves of absence constitute Termination of Employment.

     E. Any Award granted pursuant to this Section 6 shall be subject to such additional terms and conditions as determined by the Committee and shall be evidenced by a written Award Agreement.

7.   Provisions Applicable to Awards

     A. Upon the merger or consolidation of National Semiconductor Corporation with or into another corporation, the acquisition by another corporation or person (excluding any employee benefit plan of National Semiconductor Corporation or any trustee or other fiduciary holding securities under an employee benefit plan of National Semiconductor Corporation) of all or substantially all of National Semiconductor Corporation's assets or 51% or more of National Semiconductor Corporation's then outstanding voting stock, or the liquidation or dissolution of National Semiconductor Corporation, the restrictions imposed under the Restricted Stock Agreements and Award Agreements shall immediately expire.

     B. Nothing in this Plan or in any Restricted Stock Agreement or Award Agreement shall confer upon any Participant any right to continue in the employ of Participant's employer, or interfere with or restrict in any way the rights of Participant's employer to terminate or discharge any Participant at any time for any reason whatsoever. The Participant's employer shall retain the absolute and unrestricted right to terminate a Participant's employment at any time for any reason.

     C. National Semiconductor Corporation's obligation to issue or deliver to the Participant any certificate or certificates for unrestricted shares of stock or to pay to the Participant any dividends or make any distributions with respect to any Award is expressly conditioned upon receipt from the Participant, on or prior to the date the same is required to be withheld, of:

          (i) Full payment (in cash or by check) of any amount that must be withheld by the Participant's employer for federal, state, local and/or other tax purposes; or

          (ii) Subject to the Committee's consent and Section 7.C.(iii), full payment by delivery to National Semiconductor Corporation of unrestricted shares of Common Stock previously owned by the Participant duly endorsed for transfer to National Semiconductor Corporation by the Participant with an aggregate Fair Market Value (determined, as applicable, as of the date of the lapse of the restrictions or vesting, or as of the date of the distribution) equal to the amount that must be withheld by the Participant's employer for federal, state, local and/or other tax purposes; or

          (iii)With respect to the withholding obligation for shares of Restricted Stock that become unrestricted shares of stock as of a Vesting Date or shares of unrestricted Common Stock issued pursuant to an Award, subject to the Committee's consent and to the timing requirements set forth in this Section 7.C.(iii), full payment by retention by the Company of a portion of such shares of unrestricted Common Stock with an aggregate Fair Market Value (determined as of the Vesting Date) equal to the amount that must be withheld by the Participant's employer for federal, state and/or local tax purposes; or

          (iv) Subject to the Committee's consent, any combination of payments provided for in the foregoing subsections (i), (ii), or (iii).

8.   Administration

     A. The Committee shall have the duty to conduct the general administration of the Plan in accordance with its provisions. The Committee shall have the power to interpret the Plan and all other documents relating to Awards and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret, amend or revoke any such rules. The Committee may delegate any of its rights and duties under this Plan to the Chief Executive Officer of National Semiconductor Corporation.

     B. All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon all Participants, the Company and all other interested persons. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or Award.

9.   Other Provisions

     A. No Award, or interest or right therein or part thereof, shall be liable for the debts, contracts or engagements of the Participant or successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect; provided, however, that nothing in this Section 9.A shall prevent
          transfers  by  will  or  by  the   applicable   laws  at  descent  and
          distribution.

     B. The Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board. Neither the amendment, suspension nor termination of the Plan shall, without the consent of the Participant, alter or impair any rights or obligations under any Award theretofore issued. No Award may be issued during any period of suspension or after termination of the Plan.

     C. This Plan shall not affect any other compensation or incentive plans in effect for the Company. Nothing in this Plan shall be construed to limit the right of the Company to establish any other forms of incentives or compensation for Employees of the Company, to issue restricted or unrestricted stock other than under this Plan in connection with any proper corporate purpose, including, but not by way of limitation, the issuance of restricted or unrestricted stock in connection with the acquisition in any form of the business, stock or assets of any corporation, firm or association.

                                                                    Exhibit 10.3

                       NATIONAL SEMICONDUCTOR CORPORATION

                              RESTRICTED STOCK PLAN

                         RESTRICTED STOCK UNIT AGREEMENT
                         -------------------------------



     THIS RESTRICTED STOCK UNIT AGREEMENT, dated as of xxxx, xxxx (the "Award Date"), is made by and between NATIONAL SEMICONDUCTOR CORPORATION, a Delaware corporation, and (A), an Employee of the Company (the "Employee"):

     WHEREAS,  National  Semiconductor  Corporation has established the NATIONAL
SEMICONDUCTOR CORPORATION Restricted Stock Plan, as amended and restated (the "Plan"); and

     WHEREAS, National Semiconductor Corporation wishes to carry out the Plan (the terms of which are hereby incorporated by reference and made a part of this Agreement); and


     WHEREAS, the Plan provides for the grant of Restricted Stock Units ("RSUs") subject to certain restrictions thereon; and

     WHEREAS, the Committee has determined that it would be to the advantage and best interest of National Semiconductor Corporation and its stockholders to grant the RSUs provided for herein to the Employee in partial consideration of past services to the Company, and has advised National Semiconductor Corporation thereof;

     WHEREAS, the Committee has instructed the Secretary to issue the Common Stock from time to time to holders of RSUs which have vested;

     NOW,  THEREFORE,  in consideration of the mutual covenants herein contained
and  other  good  and  valuable  consideration,   receipt  of  which  is  hereby
acknowledged, the parties hereto do hereby agree as follows:

1.   Definitions

Capitalized Terms not otherwise defined herein have the meanings set forth in the Plan.

2.   Grant of Restricted Stock Units

     A. In consideration of past services rendered to the Company and for other good and valuable consideration which the Committee has determined to be equal to the par value of its Common Stock, on the Award Date National Semiconductor Corporation issues to the Employee xxxx RSUs, upon the terms and conditions set forth in this Agreement.

     B. By entering into this Agreement, Employee acknowledges that:

          (i) the Plan is discretionary in nature and may be amended, suspended or terminated by National Semiconductor Corporation at any time;

          (ii) the grant of RSUs is a one-time benefit which does not create any contractual or other right to receive future grants of RSUs, other Awards, or benefits in lieu of RSUs or other Awards;

          (iii)all determinations with respect to any grants of RSUs, including, but not limited to, the times when RSUs shall be granted, the number of RSUs, the time or times when the RSUs shall vest and shares of Common Stock shall be issuable thereunder will be at the sole discretion of National Semiconductor Corporation and the Committee;

          (iv) the Employee's receipt of these RSUs and any shares of Common Stock issuable thereunder shall not create a right to further employment with the Company and shall not interfere with the ability of the Company to terminate the Employee's employment relationship at any time with or without cause;

          (v)  the Employee's participation in the Plan is voluntary;

          (vi) the value of the RSUs and any shares of the Common Stock issuable thereunder is an extraordinary item of compensation which is outside the scope of the Employee's employment contract, if any;

          (vii)the RSUs and any shares of the Common Stock issuable thereunder are not part of normal or expected compensation for purposes of calculating any severance, resignation, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments;

          (viii) the future value of the RSUs and any shares of the Common Stock issuable thereunder is unknown and cannot be predicted with certainty.

3.   Vesting and Payment

     A. All RSUs granted to the Employee are initially subject to cancellation without any additional action by National Semiconductor Corporation immediately upon a Termination of Employment; provided, however, that no cancellation shall occur in the event of a Termination of Employment because of the Employee's Disability or death, in which event all RSUs shall immediately fully vest. In all other cases, the RSUs granted to Employee hereunder shall become vested with respect to thirty three and one third percent (33?%) of such RSUs, rounded down to the nearest whole number of RSUs with any remainder carried over to any subsequent vesting, on the second anniversary of the Award Date; shall become vested with respect to thirty three and one third percent (33?%) of such RSUs, plus any remainder from previous vesting and rounded down to the nearest whole number of RSUs, on the fourth anniversary of the Award Date; and shall become vested with respect to the remaining thirty three and one third percent (33?%) of such RSUs, rounded up to the nearest whole number of RSUs, on the sixth anniversary of the Award Date.

     B. Upon the vesting of the RSUs and subject to Section 5.C and payment of taxes as required by Section 5.H, National Semiconductor Corporation shall cause a share of the Common Stock to be issued for each vested RSU, new certificates to be issued with respect to shares so issued and such certificates to be delivered to the Employee or his legal representative, free from legend (except as determined by National Semiconductor Corporation pursuant to Section 5.F below) and any other restrictions. Shares so issued shall cease to be subject to the terms and conditions of this Agreement.

     C. Upon the merger or consolidation of National Semiconductor Corporation into another corporation, the acquisition by another corporation or person (excluding any employee benefit plan of National Semiconductor Corporation or any trustee or other fiduciary holding securities under an employee benefit plan of National Semiconductor Corporation) of all or substantially all of National Semiconductor Corporation's assets or 51% or more of National Semiconductor Corporation's then outstanding voting stock, or the liquidation or dissolution of National Semiconductor Corporation, all RSUs shall fully vest. Such RSUs shall be immediately paid pursuant to Section 3.B (subject to Sections 5.C and 5.H).

     D. In the event that the outstanding shares of the Common Stock are changed into or exchanged for a different number or kind of shares or other securities of National Semiconductor Corporation or of another corporation pursuant to a merger of National Semiconductor Corporation into another corporation, or the exchange of all or substantially all of the assets of National Semiconductor Corporation for the securities of another corporation, or the acquisition by another corporation or person (excluding any employee benefit plan of National Semiconductor Corporation or any trustee or other fiduciary holding securities under an employee benefit plan of National Semiconductor Corporation) of 51% or more of National Semiconductor Corporation's then outstanding voting stock, or the liquidation or dissolution of National Semiconductor Corporation, or a stock split-up or stock dividend, the Committee shall make such adjustments to the RSUs and the number and kind of shares which may be issued pursuant to the RSUs as the Committee, in its sole discretion, determines appropriate.

4.   Non-Disclosure

     It is understood and agreed that this Agreement shall be confidential and shall not be disclosed by Employee to any person, including other Company employees, without the express written consent of the Company; provided, however, that Employee may disclose this Agreement to Employee's spouse and legal and financial advisors subject to the Employee ensuring that the recipient of the disclosure agrees to comply with this non-disclosure provision.

5.   Miscellaneous

     A. The Committee has the power to interpret the Plan, this Agreement and all other documents relating to RSUs and any shares of the Common Stock issuable thereunder and to adopt rules for the administration, interpretation and application of the Plan, and to interpret, amend or revoke any such rules. All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon the Employee, the Company and all other interested persons. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith.

     B. No RSU or any interest or right therein or part thereof shall be liable for the debts, contracts or engagements of the Employee or his or her successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition is voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect; provided, however, that this Section 5.B shall not prevent transfers by will or by applicable laws of descent and distribution, and the Employee may provide written notice to the Company designating a third party who, in the event of Employee's death, shall thereafter be entitled to receive any benefits pursuant to this Agreement.

     C. National Semiconductor Corporation shall not be required to issue or deliver any certificate or certificates for shares of stock pursuant to this Agreement prior to fulfillment of all of the following conditions:

          (i) The admission of such shares to listing on all stock exchanges on which such class of stock is then listed;

          (ii) The completion of any registration or other qualification of such shares under any state or federal law or under rulings or regulations of the Securities and Exchange Commission or of any other governmental regulatory body, which the Committee shall, in its absolute discretion, deem necessary or advisable;

          (iii)The obtaining of any approval or other clearance from any state, federal, or other governmental agency which the Committee shall, in its absolute discretion, determine to be necessary or advisable;

          (iv) Subject to the provisions of Section 5.H, the payment by the Employee of all amounts required to be withheld under federal, state, local and other applicable tax laws, with respect to the vesting of RSUs and any shares of the Common Stock issued or issuable thereunder; and

          (v) The lapse of such reasonable period of time as the Committee may from time to time establish for reasons of administrative convenience.

     D. Any notice to be given under the terms of this Agreement to National Semiconductor Corporation shall be addressed to National Semiconductor Corporation in care of its Secretary, and any notice to be given to the Employee shall be addressed to him or her at the address given beneath Employee's signature hereto. By a notice given pursuant to this Section 5.D, either party may designate a different address for notices to be given to it. Any notice which is required to be given to the Employee shall, if the Employee is then deceased, be given to the Employee's personal representative if such representative has previously informed the Company of his or her status and address by written notice under this Section 5.D. Any notice shall have been deemed duly given when enclosed in a properly sealed envelope or wrapper addressed as aforesaid, deposited (with postage prepaid) in a post office or branch post office regularly maintained by the postal service in the country of residence of the party sending the notice.

     E. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

     F. This Agreement shall be administered, and the RSUs shall be granted and any of the Common Stock isssuable thereunder shall be issued, only in such a manner as to conform to all applicable laws, rules and regulations. Common Stock issued under any RSUs shall be endorsed with appropriate legends, if any, determined by National Semiconductor Corporation.

     G. This Agreement may be amended only by a writing executed by the parties hereto which specifically states that it is amending this Agreement.

     H. National Semiconductor Corporation's obligation to issue or deliver to the Employee any certificate or certificates for shares of stock is expressly conditioned upon receipt from the Employee, on or prior to the date the same is required to be withheld, of:

          (i) Full payment (in cash or by check) of any amount that must be withheld by the Employee's employer for federal, state, local and/or other tax purposes; or

          (ii) Subject to Section 5.H(iii), full payment by delivery to National Semiconductor Corporation of unrestricted shares of the Common Stock previously owned by the Employee for such period of time as is sufficient to avoid the imposition on National Semiconductor Corporation of adverse accounting consequences duly endorsed for transfer to National Semiconductor Corporation by the Employee with an aggregate Fair Market Value (determined, as applicable, as of the date of vesting, or as of the date of the distribution) equal to the amount that must be withheld by the Employee's employer for federal, state, local and/or other tax purposes; or

          (iii)With respect to the withholding obligation for the RSUs as of a Vesting Date and subject to the timing requirements set forth in this Section 5.H(iii), payment by retention by National Semiconductor Corporation of a portion of such vested RSUs with the shares of the Common Stock issuable thereunder having an aggregate Fair Market Value (determined as of the Vesting Date) equal to the statutory minimum amount that must be withheld by the Company for federal, state, local and/or other tax purposes; provided, however, that any fractional share amounts shall be settled by payroll deductions.

          (iv) Any combination of payments provided for in the foregoing subsections (i), (ii) or (iii).

     I. For Employees employed at international locations: National Semiconductor Corporation and/or the Employee's employer will assess its requirements regarding tax, social insurance and any other payroll tax ("Tax-Related Items") withholding and reporting in connection with the RSUs and any shares of the Common Stock issuable thereunder. These requirements may change from time to time as laws or interpretations change. Regardless of the actions of National Semiconductor Corporation and/or the Employee's employer in this regard, Employee hereby acknowledges and agrees that the ultimate liability for any and all Tax-Related Items is and remains his or her responsibility and liability and that National Semiconductor Corporation and the Employee's employer make no representations nor undertakings regarding treatment of any Tax-Related Items in connection with any aspect of the grant of RSUs and any shares of Common Stock issuable thereunder and do not commit to structure the terms of the grant or any aspect of the RSUs to reduce or eliminate the Employee's liability regarding Tax-Related Items. In the event that National Semiconductor Corporation and/or the Employee's employer must withhold any Tax-Related Items as a result of the grant or vesting of the RSUs, Employee agrees to make arrangements satisfactory to National Semiconductor Corporation and/or the Employee's employer to satisfy all withholding requirements. Employee authorizes National Semiconductor Corporation and/or the Employee's employer to withhold all applicable Tax-Related Items legally due from the Employee from his or her wages or other cash compensation paid him or her by National Semiconductor Corporation and/or the Employee's employer.

     J. As a condition of the grant of the RSU, Employee consents to the collection, use and transfer of personal data as described in this Section 5.J. Employee understands that the Company and its subsidiaries hold certain personal information about the Employee, including the Employee's name, home address and telephone number, date of birth, social security number or identification number, salary, nationality, job title, any shares of stock or directorships held in the Company, details of all options, RSUs or any other entitlement to shares of stock (restricted or otherwise) awarded, cancelled, exercised, vested, unvested or outstanding in Employee's favor, for the purpose of managing and administering the Plan ("Data"). Employee further understands that the Company and/or its subsidiaries will transfer Data amongst themselves as necessary for the purpose of implementation, administration and management of Employee's participation in the Plan, and that the Company and/or any of its subsidiaries may each further transfer Data to any third parties assisting the Company in the implementation, administration and management of the Plan. Employee understands that these recipients may be located in the European Economic Area, or elsewhere, such as the United States. Employee authorizes the Company, its subsidiaries, and such third parties to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing Employee's participation in the Plan, including any requisite transfer to a broker or other third party with whom Employee may elect to deposit any shares of stock acquired upon vesting and payment of the RSUs. Employee understands that he or she may, at any time, view Data, require any necessary amendments to it or withdraw the consents herein in writing by contacting his or her local Human Resources representative. Withdrawal of consent may, however, affect Employee's ability to realize benefits from the Plan.

     K. RSUs granted pursuant to this Agreement are unfunded, and holders of vested RSUs shall be considered unsecured creditors of National Semiconductor Corporation with respect to National Semiconductor Corporation's obligations, if any, to issue shares of Common Stock pursuant to this Agreement. Employee shall not have voting or any other rights as a stockholder of National Semiconductor Corporation with respect to shares of Common Stock issued pursuant to this Agreement until such shares have been issued to the Employee pursuant to Section 3 of this Agreement. Upon such issuance, the Employee will obtain full voting and other rights as a stockholder of National Semiconductor Corporation. Nothing contained in this Agreement, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind or a fiduciary relationship between the Employee and National Semiconductor Corporation or any other person.

     L. The rights and obligations of National Semiconductor Corporation under this Agreement shall be transferable by National Semiconductor Corporation to any one or more persons or entities, and all covenants and agreements hereunder shall inure to the benefit of, and be enforceable by National Semiconductor Corporation's successors and assigns.

     M. Employee agrees upon request to execute any further documents or instruments necessary or desirable in the sole determination of National Semiconductor Corporation to carry out the purposes or intent of this Agreement.

     N. Employee acknowledges and agrees that he or she has reviewed this Agreement in its entirety, has had an opportunity to obtain the advice of counsel prior to executing and accepting this Agreement and fully understands all provisions of this Agreement.

     O. All obligations of National Semiconductor Corporation under the Plan and this Agreement shall be binding on any successor to National Semiconductor Corporation, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of National Semiconductor Corporation.

     P. If all or any part of this Agreement or the Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not invalidate any portion of this Agreement or the Plan not declared to be unlawful or invalid. Any section of this Agreement (or part of such a section) so declared to be unlawful or invalid shall, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.

     Q. The laws of the State of Delaware, USA shall govern the interpretation, validity, administration, enforcement and performance of the terms of this Agreement regardless of the law that might be applied under principles of conflicts of laws.

     IN WITNESS HEREOF, this Agreement has been executed and delivered by the parties hereto.

                                              NATIONAL SEMICONDUCTOR CORPORATION


                                              By ___________________________

                                              Its Senior Vice President
                                                  ---------------------

____________________________
Employee Signature



Print Name of Employee:


Print Address:

                                                                    Exhibit 10.4

                       NATIONAL SEMICONDUCTOR CORPORATION

                              RESTRICTED STOCK PLAN

                           RESTRICTED STOCK AGREEMENT
                           --------------------------



     THIS RESTRICTED STOCK AGREEMENT, dated as of xxxx, xxxx (the "Award Date"),
is  made  by  and  between  NATIONAL  SEMICONDUCTOR   CORPORATION,   a  Delaware
corporation and (A), an Employee of the Company (the "Employee"):

     WHEREAS,  National  Semiconductor  Corporation has established the NATIONAL
SEMICONDUCTOR CORPORATION Restricted Stock Plan, as amended and restated (the "Plan"); and

     WHEREAS, National Semiconductor Corporation wishes to carry out the Plan (the terms of which are hereby incorporated by reference and made a part of this Agreement); and

     WHEREAS, the Plan provides for the issuance of shares of the Common Stock subject to certain restrictions thereon; and

     WHEREAS, the Committee has determined that it would be to the advantage and best interest of National Semiconductor Corporation and its stockholders to issue the shares of Restricted Stock provided for herein to the Employee in partial consideration of past services to the Company, and has advised National Semiconductor Corporation thereof and instructed the Secretary to issue said Restricted Stock;

     NOW,  THEREFORE,  in consideration of the mutual covenants herein contained
and  other  good  and  valuable  consideration,   receipt  of  which  is  hereby
acknowledged, the parties hereto do hereby agree as follows:


1.   Definitions

     Whenever used in this Agreement, the following terms shall have the meaning set forth below.

Restrictions:   Reacquisition  and  transferability  restrictions  imposed  upon
Restricted Stock under this Agreement.

Vested Shares: Number of shares of Restricted Stock derived from the percentage specified in Section 3.A. Capitalized Terms not otherwise defined herein have the meanings set forth in the Plan.

2.   Issuance of Restricted Stock

     A. In consideration of past services rendered to the Company and for other good and valuable consideration which the Committee has determined to be equal to the par value of the Common Stock, on the Award Date National Semiconductor Corporation issues to the Employee xxxx shares of its Common Stock, upon the terms and conditions set forth in this Agreement.

     B. By entering into this Agreement, Employee acknowledges that:

          (i) the Plan is discretionary in nature and may be amended, suspended or terminated by National Semiconductor Corporation at any time;

          (ii) the grant of shares of Restricted Stock is a one-time benefit which does not create any contractual or other right to receive future grants of shares of Restricted Stock, or benefits in lieu of shares of Restricted Stock;

          (iii)all determinations with respect to any grants of Restricted Stock, including, but not limited to, the times when shares of Restricted Stock shall be granted, the number of shares of Restricted Stock, and the time or times when the restrictions on the shares of Restricted Stock shall expire, will be at the sole discretion of National Semiconductor Corporation and the Committee;

          (iv) the Employee's receipt of these shares of Restricted Stock shall not create a right to further employment with the Company and shall not interfere with the ability of the Company to terminate the Employee's employment relationship at any time with or without cause;

          (v)  the Employee's participation in the Plan is voluntary;

          (vi) the value of the shares of Restricted Stock is an extraordinary item of compensation which is outside the scope of the Employee's employment contract, if any;

          (vii)the shares of Restricted Stock are not part of normal or expected compensation for purposes of calculating any severance, resignation, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments;

          (viii) the future value of the shares of Restricted Stock is unknown and cannot be predicted with certainty.

3.   Restrictions

     A. All shares of Restricted Stock issued to the Employee are initially subject to reacquisition by National Semiconductor Corporation immediately upon a Termination of Employment; provided, however, that no reacquisition shall occur in the event of a Termination of Employment because of the Restricted Stockholder's Disability or death, in which event all shares of Restricted Stock shall immediately fully vest and all Restrictions shall immediately expire. In all other cases, all Restrictions on the Restricted Stock issued to Employee hereunder shall expire with respect to thirty three and one third percent (33?%) of such shares, rounded down to the nearest whole number with any remainder carried over to any subsequent vesting, on the second anniversary of the Award Date; shall expire with respect to thirty three and one third percent (33?%) of such shares, rounded down to the nearest whole number with any remainder carried over to any subsequent vesting, on the fourth anniversary of the Award Date; and shall expire with respect to the remaining thirty three and one third percent (33?%) of such shares, rounded up to the nearest whole number of the shares on the sixth anniversary of the Award Date. Once Restrictions have expired on the Restricted Stock, such shares will become Vested Shares and the Restrictions subjecting the Restricted Stock to reacquisition by the Company shall not apply to any Vested Shares held by the Employee.

     B. Certificates representing shares of Restricted Stock issued pursuant to this Agreement shall, until all Restrictions lapse and new certificates are issued pursuant to Section 3.C, bear the following legend:

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN VESTING REQUIREMENTS AND MAY BE SUBJECT TO REACQUISITION BY NATIONAL SEMICONDUCTOR CORPORATION UNDER THE TERMS OF THAT CERTAIN RESTRICTED STOCK AGREEMENT BY AND BETWEEN NATIONAL SEMICONDUCTOR CORPORATION AND THE HOLDER OF THE SECURITIES. PRIOR TO VESTING OF OWNERSHIP IN THE SECURITIES, THEY MAY NOT BE, DIRECTLY OR INDIRECTLY, OFFERED, TRANSFERRED, SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNDER ANY CIRCUMSTANCES. COPIES OF THE ABOVE REFERENCED AGREEMENT ARE ON FILE AT THE OFFICES OF NATIONAL SEMICONDUCTOR CORPORATION AT 2900 SEMICONDUCTOR DRIVE, M/S G3-135, SANTA CLARA, CA 95051.

     C. Upon the  vesting  of the  shares of  Restricted  Stock and  subject  to
Section 5.C and payment of taxes as required by Section 5.J, National Semiconductor Corporation shall cause new certificates to be issued with respect to the Vested Shares and delivered to the Employee or his legal representative, free from legend and any other Restrictions. Vested Shares shall cease to be Restricted Stock subject to the terms and conditions of this Agreement.

     D. Upon the merger or consolidation of National Semiconductor Corporation into another corporation, the acquisition by another corporation or person (excluding any employee benefit plan of National Semiconductor Coporation or any trustee or other fiduciary holding securities under an employee benefit plan of National Semiconductor Corporation) of all or substantially all of National Semiconductor Corporation's assets or 51% or more of National Semiconductor Corporation's then outstanding voting stock, or the liquidation or dissolution of National Semiconductor Corporation, all shares of Restricted Stock shall fully vest and all Restrictions shall immediately expire.

     E. In the event that the outstanding shares of the Common Stock are changed into or exchanged for a different number or kind of shares or other securities of National Semiconductor Corporation or of another corporation pursuant to a merger of National Semiconductor Corporation into another corporation, or the exchange of all or substantially all of the assets of National Semiconductor Corporation for the securities of another corporation, or the acquisition by another corporation or person (excluding any employee benefit plan of National Semiconductor Corporation or any trustee or other fiduciary holding securities under an employee benefit plan of National Semiconductor Corporation) of 51% or more of National Semiconductor Corporation's then outstanding voting stock, or the liquidation or dissolution of National Semiconductor Corporation, or a stock split-up or stock dividend, such new, additional or different shares or securities which are held or received by the Employee in his or her capacity as a holder of Restricted Stock shall be considered to be Restricted Stock and shall be subject to all of the Restrictions.

4.   Non-Disclosure

     It is understood and agreed that this Agreement shall be confidential and shall not be disclosed by Employee to any person, including other Company employees, without the express written consent of the Company; provided, however, that Employee may disclose this Agreement to Employee's spouse and legal and financial advisors subject to the Employee ensuring that the recipient of the disclosure agrees to comply with this non-disclosure provision.

5.   Miscellaneous

     A. The Committee has the power to interpret the Plan, this Agreement and all other documents relating to Restricted Stock and to adopt rules for the administration, interpretation and application of the Plan, and to interpret, amend or revoke any such rules. All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon the Employee, the Company and all other interested persons. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith.

     B. No Restricted Stock or any interest or right therein or part thereof shall be liable for the debts, contracts or engagements of the Employee or his or her successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition is voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect; provided, however, that this Section 5.B shall not prevent transfers by will or by applicable laws of descent and distribution and the Employee may provide written notice to the Company designating a third party who, in the event of Employee's death, shall thereafter be entitled to receive any benefits pursuant to this Agreement.

     C. National Semiconductor Corporation shall not be required to issue or deliver any certificate or certificates for shares of stock pursuant to this Agreement prior to fulfillment of all of the following conditions:

          (i) The admission of such shares to listing on all stock exchanges on which such class of stock is then listed;

          (ii) The completion of any registration or other qualification of such shares under any state or federal law or under rulings or regulations of the Securities and Exchange Commission or of any other governmental regulatory body, which the Committee shall, in its absolute discretion, deem necessary or advisable;

          (iii)The obtaining of any approval or other clearance from any state, federal or other governmental agency which the Committee shall, in its absolute discretion, determine to be necessary or advisable;

          (iv) Subject to the provisions of Section 5.J, the payment by the Employee of all amounts required to be withheld under federal, state, local and other applicable tax laws, with respect to the issuance of Restricted Stock and/or the lapse or removal of any of the Restrictions; and

          (v) The lapse of such reasonable period of time as the Committee may from time to time establish for reasons of administrative convenience.

     D. The Secretary or such other escrow holder as the Committee may appoint shall retain physical custody of the certificates representing Restricted Stock, including shares of Restricted Stock issued pursuant to Section 3.E, until all of the Restrictions expire or are removed.

     E. Any notice to be given under the terms of this Agreement to National Semiconductor Corporation shall be addressed to National Semiconductor Corporation in care of its Secretary, and any notice to be given to the Employee shall be addressed to him or her at the address given beneath Employee's signature hereto. By a notice given pursuant to this Section 5.E, either party may designate a different address for notices to be given to it. Any notice which is required to be given to the Employee shall, if the Employee is then deceased, be given to the Employee's personal representative if such representative has previously informed National Semiconductor Corporation of his or her status and address by written notice under this Section 5.E. Any notice shall have been deemed duly given when enclosed in a properly sealed envelope or wrapper addressed as aforesaid, deposited (with postage prepaid) in a post office or branch post office regularly maintained by the postal service in the country of residence of the party sending the notice.

     F. Upon delivery of the shares of Restricted Stock to the escrow holder pursuant to Section 5.D, the Employee shall have all the rights of a stockholder with respect to said shares, subject to the Restrictions herein (including the provisions of Section 5.J), including the right to vote the shares and to receive all dividends or other distributions paid or made with respect to the shares.

     G. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

     H. This Agreement shall be administered, and the Restricted Stock shall be issued, only in such a manner as to conform to all applicable laws, rules and regulations.

     I. This Agreement may be amended only by a writing executed by the parties hereto which specifically states that it is amending this Agreement.

     J. National Semiconductor Corporation's obligation to issue or deliver to the Employee any certificate or certificates for unrestricted shares of stock or to pay to the Employee any dividends or make any distributions with respect to the Restricted Stock is expressly conditioned upon receipt from the Employee, on or prior to the date the same is required to be withheld, of:

          (i) Full payment (in cash or by check) of any amount that must be withheld by the Employee's employer for federal, state, local, and/or other tax purposes; or

          (ii) Subject to Section 5.J(iii), full payment by delivery to National Semiconductor Corporation of unrestricted shares of Common Stock previously owned by the Employee for such period of time as is sufficient to avoid the imposition on National Semiconductor Corporation of adverse accounting consequences duly endorsed for transfer to National Semiconductor Corporation by the Employee with an aggregate Fair Market Value (determined, as applicable, as of the date of the lapse of the Restrictions or vesting, or as of the date of the distribution) equal to the amount that must be withheld by for federal, state, local, and/or other tax purposes; or

          (iii)With respect to the withholding obligation for shares of Restricted Stock that become unrestricted shares as of a Vesting Date and subject to the timing requirements set forth in this
               Section 5.J(iii), payment by retention by National Semiconductor Corporation of a portion of such shares of Restricted Stock which become unrestricted or vested with an aggregate Fair Market Value (determined as of the Vesting Date) equal to the statutory minimum amount that must be withheld by the Employee's employer for federal, state, local, and/or other tax purposes; provided, however, that any fractional share amounts shall be settled by payroll deductions.

          (v) Any combination of payments provided for in the foregoing subsections (i), (ii) or (iii).

     K. For Employees employed at international locations: National Semiconductor Corporation and/or the Employee's employer will assess its requirements regarding tax, social insurance and any other payroll tax ("Tax-Related Items") withholding and reporting in connection with the shares of Restricted Stock. These requirements may change from time to time as laws or interpretations change. Regardless of the actions of National Semiconductor Corporation and/or the Employee's employer in this regard, Employee hereby acknowledges and agrees that the ultimate liability for any and all Tax-Related Items is and remains his or her responsibility and liability and that National Semiconductor Corporation and the Employee's employer make no representations nor undertakings regarding treatment of any Tax-Related Items in connection with any aspect of the grant of Restricted Stock and do not commit to structure the terms of the grant or any aspect of the Restricted Stock to reduce or eliminate the Employee's liability regarding Tax-Related Items. In the event that National Semiconductor Corporation and/or the Employee's employer must withhold any Tax-Related Items as a result of the grant or vesting of the Restricted Stock, Employee agrees to make arrangements satisfactory to National Semiconductor
Corporation and/or the Employee's employer to satisfy all withholding requirements. Employee authorizes National Semiconductor Corporation and/or the Employee's employer to withhold all applicable Tax-Related Items legally due from the Employee from his or her wages or other cash compensation paid him or her by National Semiconductor Corporation and/or the Employee's employer.

     L. As a condition of the grant of the Restricted Stock, Employee consents to the collection, use and transfer of personal data as described in this
Section 5.L. Employee understands that the Company and its subsidiaries hold certain personal information about the Employee, including the Employee's name, home address and telephone number, date of birth, social security number or identification number, salary, nationality, job title, any shares of stock or directorships held in the Company, details of all options or any other entitlement to shares of stock (restricted or otherwise) awarded, cancelled, exercised, vested, unvested or outstanding in Employee's favor, for the purpose of managing and administering the Plan ("Data"). Employee further understands that the Company and/or its subsidiaries will transfer Data amongst themselves as necessary for the purpose of implementation, administration and management of Employee's participation in the Plan, and that the Company and/or any of its subsidiaries may each further transfer Data to any third parties assisting the Company in the implementation, administration and management of the Plan. Employee understands that these recipients may be located in the European Economic Area, or elsewhere, such as the United States. Employee authorizes the Company, its subsidiaries, and such third parties to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing Employee's participation in the Plan, including any requisite transfer to a broker or other third party with whom Employee may elect to deposit any shares of stock acquired upon vesting of the shares of Restricted Stock. Employee understands that he or she may, at any time, view Data, require any necessary amendments to it or withdraw the consents herein in writing by contacting his or her local Human Resources representative. Withdrawal of consent may, however, affect Employee's ability to realize benefits from the Plan.

     M. The rights and obligations of National Semiconductor Corporation under this Agreement shall be transferable by National Semiconductor Corporation to any one or more persons or entities, and all covenants and agreements hereunder shall inure to the benefit of, and be enforceable by National Semiconductor Corporation's successors and assigns.

     N. Employee agrees upon request to execute any further documents or instruments necessary or desirable in the sole determination of National Semiconductor Corporation to carry out the purposes or intent of this Agreement.

     O. Employee acknowledges and agrees that he or she has reviewed this Agreement in its entirety, has had an opportunity to obtain the advice of counsel prior to executing and accepting this Agreement and fully understands all provisions of this Agreement.

     P. All obligations of National Semiconductor Corporation under the Plan and this Agreement shall be binding on any successor to National Semiconductor Corporation, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of National Semiconductor Corporation.

     Q. If all or any part of this Agreement or the Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not invalidate any portion of this Agreement or the Plan not declared to be unlawful or invalid. Any section of this Agreement (or part of such a section) so declared to be unlawful or invalid shall, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.

     R. The laws of the State of Delaware, USA shall govern the interpretation, validity, administration, enforcement and performance of the terms of this Agreement regardless of the law that might be applied under principles of conflicts of laws.

     IN WITNESS HEREOF, this Agreement has been executed and delivered by the parties hereto.

                                              NATIONAL SEMICONDUCTOR CORPORATION


                                              By ___________________________

                                              Its  Senior Vice President
                                                   ---------------------

____________________________
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